Pilgrim’s Pride Corporation (NASDAQ: PPC) Financial Results for First Quarter Ended March 26th, 2023

Cautionary Notes and Forward-Looking Statements ◼ Statements contained in this press release that state the intentions, plans, hopes, beliefs, anticipations, expectations or predictions of the future of Pilgrim’s Pride Corporation and its management are considered forward-looking statements. Without limiting the foregoing, words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “should,” “targets,” “will” and the negative thereof and similar words and expressions are intended to identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include: the impact of the COVID-19 pandemic, efforts to contain the pandemic and resulting economic downturn on our operations and financial condition, including the risk that our health and safety measures at Pilgrim’s Pride production facilities will not be effective, the risk that we may be unable to prevent the infection of our employees at these facilities, and the risk that we may need to temporarily close one or more of our production facilities; the risk that we may experience decreased production and sales due to the changing demand for food products; the risk that we may face a significant increase in delayed payments from our customers; and additional risks related to COVID-19 set forth in our most recent Form 10-K and Form 10-Q filed with the SEC; matters affecting the poultry industry generally; the ability to execute the Company’s business plan to achieve desired cost savings and profitability; future pricing for feed ingredients and the Company’s products; outbreaks of avian influenza or other diseases, either in Pilgrim’s Pride’s flocks or elsewhere, affecting its ability to conduct its operations and/or demand for its poultry products; contamination of Pilgrim’s Pride’s products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; management of cash resources; restrictions imposed by, and as a result of, Pilgrim’s Pride’s leverage; changes in laws or regulations affecting Pilgrim’s Pride’s operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause the costs of doing business to increase, cause Pilgrim’s Pride to change the way in which it does business, or otherwise disrupt its operations; competitive factors and pricing pressures or the loss of one or more of Pilgrim’s Pride’s largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels, including, but not limited to, the impacts of the Russia-Ukraine conflict; the risk of cyber-attacks, natural disasters, power losses, unauthorized access, telecommunication failures, and other problems on our information systems; and the impact of uncertainties of litigation and other legal matters described in our most recent Form 10-K and Form 10-Q, including the In re Broiler Chicken Antitrust Litigation, as well as other risks described under “Risk Factors” in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and subsequent filings with the Securities and Exchange Commission. The forward- looking statements in this release speak only as of the date hereof, and the Company undertakes no obligation to update any such statement after the date of this release, whether as a result of new information, future developments or otherwise, except as may be required by applicable law. ◼ Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations. ◼ This presentation may include information that may be considered non-GAAP financial information as contemplated by SEC Regulation G, Rule 100, including EBITDA, Adjusted EBITDA, LTM EBITDA, Net Debt, Free Cash Flow, Adjusted EBITDA Margin and others. Accordingly, we have provided tables in the accompanying appendix and in our previous filings with the SEC that reconcile these measures to their corresponding GAAP-based measures and explain why these measures are useful to investors, which can be obtained from the Consolidated Statements of Income provided with our previous filings with the SEC. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements..

First Quarter 2023 Financial Review

Main Indicators ($M)	Q1 2022	Q1 2023
Net Revenue	4,240.4	4,165.6
Gross Profit	542.0	173.0
SG&A	140.0	133.7
Operating Income	402.0	31.3
Net Interest	35.0	39.1
Net Income	280.4	5.2
Earnings Per Share (EPS)	1.15	0.02
Adjusted EBITDA*	501.8	151.9
*Adjusted EBITDA Margin**	*11.8%*	*3.6%*

* This is a non-GAAP measurement considered by management to be useful in understanding our results. Please see the appendix and most recent SEC financial filings for definition of this measurement and reconciliation to GAAP.

- U.S.: Significant year-over-year decline in commodity market pricing impacted Big Bird business; however, diversified portfolio across bird sizes and Key Customer strategy helped to reduce negative impact; UK/Europe: Significant year-over-year profit improvement due to actions taken to mitigate inflationary cost pressures; Mexico: year-over-year profitability decline; however, sequential quarter-over-quarter improvement in profitability due to improved balance in supply / demand dynamic and dissipating live operations challenges.
- SG&A lower due to reduction in legal defense costs and other cost efficiencies.
- Adjusted Q1 2023 EBITDA decrease driven by significantly lower US commodity market pricing; partially offset by benefits of our portfolio balance, Key Customer strategy, and geographic diversification.

In $MM	U.S.	EU	MX
Net Sales	2,432.6	1,239.3	493.8
Operating Income (Loss)	(28.1)	25.3	34.2
Operating Income (Loss) Margin	*(1.2)%*	*2.0%*	*6.9%*

Source: PPC

3

Corn Stocks Decrease 4 ▪ Recent USDA reports have held few surprises in terms of the current crop year balance sheet. Ending stocks estimates have been steady at a historically lean 1.342B bushels. ▪ US exports for the first 6 months of the crop year were down approximately 37% year on year as: ▪ Brazil supplied much of China’s import needs through the winter ▪ Feed wheat and barley have offered attractive substitutes for global corn importers ▪ Black Sea shipments have consistently met expectations ▪ Domestically, corn demand for ethanol was down 5.2% and feed/residual demand was down 7% vs the same time period in the previous year. ▪ Further demand rationing for the second half of the crop year will largely depend on production prospects for Brazil’s second corn crop. Planted area is robust, conditions are favorable, and Brazil is pricing very competitively into global destinations. Yet, the critical weather period is ahead. ▪ Turning to new crop, USDA’s prospective planting report showed a positive response to elevated corn prices and the corn/soybean price ratio with planting intentions of 92M acres of corn, up from 88.6M acres in ‘22. Conditions have recently improved and planting is underway. Source: PPC

Soybean Stocks Decrease 5 ▪ Q1 saw diverging soybean production estimates across South America. Brazil is currently harvesting a record crop, while Argentina’s crop is down 19Mmt vs last year. South American production is up approximately 13.5Mmt net, but well off early expectations. ▪ While global bean stocks are at acceptable levels, the soybean meal supply is constrained as Argentina is dependent on soybean imports to run their crushing industry. ▪ However, tepid soybean demand from China and weak soybean meal demand outside the US have kept soybean meal prices from returning to their Q1 highs. ▪ For the US, USDA’s prospective plantings showed intentions for ‘23/24 soybean acreage at 87.5 million acres, essentially flat year on year. There will be little room for error in US production as the US still looks to finish the current crop year with historically tight ending stocks of 210M bushels, or 4.8% stocks-to-use. ▪ Changes to US biofuel policy raise questions about the rate of soy crush industry expansion in the US in the 2-4 year time frame. Source: PPC

Fiscal Year 2023 Capital Spending ▪ Continued investment in strategic and automation projects will support Key Customers’ growth and emphasize our focus on further diversification of our portfolio and operational improvements Capex (US$M) 6Source: PPC

Pullet Placements Down 3.8% in Q1 of 2023 7Source: USDA (2,000) - 2,000 4,000 6,000 8,000 10,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Th o u sa n d H e a d 2022 2023 5 Yr. Avg. ▪ Trailing 8-Month placements down 7.0% vs. year ago. Intended Pullet Placements

Broiler Layer Flock Increased Year Over Year In Q1; Eggs/100 Below 2022 Levels 8Source: USDA 1,500 1,550 1,600 1,650 1,700 1,750 1,800 1,850 1,900 1,950 2,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec E g g s Eggs/100 2022 2023 5 Yr. Avg. ▪ Broiler layer flock +1.1% YoY in Q1-23. ▪ Eggs/100 -3.0% YoY in Q1-23. 58,000 59,000 60,000 61,000 62,000 63,000 64,000 65,000 66,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec H e a d ( 0 0 0 ) Broiler Type Hatching Layers 2022 2023 5 Yr. Avg.

Egg Sets +0.4% Year Over Year in Q1 of 23; Hatchability -0.1% Below Q1 of 2022 Levels 9Source: USDA 200,000 205,000 210,000 215,000 220,000 225,000 230,000 235,000 240,000 245,000 250,000 T h o u s a n d s o f E g g s Chicken Egg Sets by Week - USDA 5 Year Range 5 Yr. Avg. 2021 2022 2023 74.0% 75.0% 76.0% 77.0% 78.0% 79.0% 80.0% 81.0% 82.0% 83.0% % Chicken Hatchability by Week - USDA 5 Year Range 5 Yr. Avg. 2021 2022 2023

Broiler Placements Grew 0.5% Year Over Year in Q1 of 2023 10Source: USDA 160,000 165,000 170,000 175,000 180,000 185,000 190,000 195,000 200,000 H e a d ( 0 0 0 ) Chicken Broiler Placed by Week- USDA 5 Year Range 5 Yr. Avg. 2021 2022 2023

Industry Head Counts Continue To Shift Away from <4.25 Segment 11Source: USDA 25.5% 25.3% 24.8% 22.7% 21.8% 20.9% 19.7% 17.3% 16.4% 32.2% 31.2% 30.4% 30.2% 28.7% 27.4% 26.2% 27.6% 30.4% 20.9% 22.5% 23.6% 25.4% 26.2% 27.6% 28.4% 29.7% 27.7% 21.4% 20.9% 21.2% 21.7% 23.3% 24.1% 25.7% 25.4% 25.5% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2015 2016 2017 2018 2019 2020 2021 2022 2023 Head Processed by Size <4.25 4.26-6.25 6.26-7.75 >7.75

Industry Cold Storage Supplies Returned Near Historical Averages in Q1 12Source: USDA ▪ Inventories declined 8.3% from end of Q4-22 to end of March-23, with dark meat being the largest contributor to the decline quarter over quarter. ▪ Breast meat inventories maintain elevated levels above 5-year average. ▪ Wings inventories in Q1-23 declined 22% from December levels, an above normal seasonal drawdown. ▪ Dark meat inventories reduced -16% from December levels. 500,000,000 550,000,000 600,000,000 650,000,000 700,000,000 750,000,000 800,000,000 850,000,000 900,000,000 950,000,000 1,000,000,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Total Chicken Inventories 2022 2023 5 Yr. Avg.

Chicken Pricing Climbed Seasonally Yet Below 5 Year Average 13Source: PPC, EMI 50 70 90 110 130 150 170 1 /6 2 /3 3 /3 3 /3 1 4 /2 8 5 /2 6 6 /2 3 7 /2 1 8 /1 8 9 /1 5 1 0 /1 3 1 1 /1 0 1 2 /8 C e n ts /L b Jumbo Cutout 5 Year Range 5 Yr. Avg. 2021 2022 2023

LQ Climbing Above 5 year range; BSB recovery has stagnated, while Tenders Improve and Wings sluggish 14 0.00 50.00 100.00 150.00 200.00 250.00 300.00 350.00 400.00 1 /7 2 /6 3 /8 4 /7 5 /7 6 /6 7 /6 8 /5 9 /4 1 0 /4 1 1 /3 1 2 /3 C e n ts /L b USDA Boneless/Skinless Breast 5 Year Range 5 Year Average 2021 2022 2023 15.00 25.00 35.00 45.00 55.00 65.00 1 /7 2 /6 3 /8 4 /7 5 /7 6 /6 7 /6 8 /5 9 /4 1 0 /4 1 1 /3 1 2 /3 C e n ts /L b USDA Leg Quarters 5 Year Range 5 Year Average 2021 2022 2023 0.00 50.00 100.00 150.00 200.00 250.00 300.00 350.00 400.00 1 /7 2 /6 3 /8 4 /7 5 /7 6 /6 7 /6 8 /5 9 /4 1 0 /4 1 1 /3 1 2 /3 C e n ts /L b USDA Whole Wings 5 Year Range 5 Year Average 2021 2022 2023 75.00 125.00 175.00 225.00 275.00 325.00 375.00 1 /7 2 /6 3 /8 4 /7 5 /7 6 /6 7 /6 8 /5 9 /4 1 0 /4 1 1 /3 1 2 /3 C e n ts /L b USDA Tenders 5 Year Range 5 Year Average 2021 2022 2023 Note: On the week of September 2, 2022, USDA revised their reporting of chicken prices from regional prices to one national metric. The old USDA NE Broiler prices previously used provided the largest sample size and the most accurate reflection of the chicken market. The above pricing indicates the new national price reflected by the USDA reporting from 9/2/22 on.

WOG Values Climbing Seasonally 15Source: EMI 60.0 70.0 80.0 90.0 100.0 110.0 120.0 130.0 140.0 150.0 160.0 1/ 6 1/ 2 0 2/ 3 2/ 1 7 3/ 3 3/ 1 7 3/ 3 1 4/ 1 4 4/ 2 8 5/ 1 2 5/ 2 6 6/ 9 6/ 2 3 7/ 7 7/ 2 1 8/ 4 8/ 1 8 9/ 1 9/ 1 5 9/ 2 9 1 0 /1 3 1 0 /2 7 1 1 /1 0 1 1 /2 4 12 /8 1 2 /2 2 C e n ts /L b . EMI WOG 2.5-4.0 LBS 5 Year Range 5 Yr. Avg. 2021 2022 2023

APPENDIX 16

Source: PPC Appendix: Reconciliation of Adjusted EBITDA 17 “EBITDA” is defined as the sum of net income plus interest, taxes, depreciation and amortization. “Adjusted EBITDA” is calculated by adding to EBITDA certain items of expense and deducting from EBITDA certain items of income that we believe are not indicative of our ongoing operating performance consisting of: (1) foreign currency transaction losses, (2) costs related to litigation settlements, (3) restructuring activities losses, (4) transaction costs related to acquisitions, (5) property insurance recoveries for Mayfield, Kentucky tornado property damage losses, and (6) net income attributable to noncontrolling interests. EBITDA is presented because it is used by management and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the U.S. (“U.S. GAAP”), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA applicable to continuing operations. The Company also believes that Adjusted EBITDA, in combination with the Company’s financial results calculated in accordance with U.S. GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under U.S. GAAP. EBITDA and Adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as substitutes for an analysis of our results as reported under U.S. GAAP. In addition, other companies in our industry may calculate these measures differently limiting their usefulness as a comparative measure. Because of these limitations, EBITDA and Adjusted EBITDA should not be considered as an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with U.S. GAAP. These limitations should be compensated for by relying primarily on our U.S. GAAP results and using EBITDA and Adjusted EBITDA only on a supplemental basis.

Source: PPC Appendix: Reconciliation of Adjusted EBITDA 18 (a) Interest expense, net, consists of interest expense less interest income. (b) The Company measures the financial statements of its Mexico reportable segment as if the U.S. dollar were the functional currency. Accordingly, we remeasure assets and liabilities, other than nonmonetary assets, of the Mexico reportable segment at current exchange rates. We remeasure nonmonetary assets using the historical exchange rate in effect on the date of each asset’s acquisition. Currency exchange gains or losses resulting from these remeasurements, as well as, from our U.K. and Europe reportable segment are included in the line item Foreign currency transaction losses in the Condensed Consolidated Statements of Income. (c) This represents expenses recognized in anticipation of probable settlements in ongoing litigation. (d) Restructuring charges is primarily related to restructuring initiatives at multiple production facilities throughout our U.K. and Europe reportable segment. (e) Transaction costs related to acquisitions includes those charges that are incurred in conjunction with business acquisitions. (f) This represents property insurance recoveries for the property damage losses incurred as a result of the tornado in Mayfield, KY in December 2021. PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted EBITDA (Unaudited) Three Months Ended March 26, 2023 March 27, 2022 (In thousands) Net income $ 5,631 $ 280,560 Add: Interest expense, net(a) 39,062 35,022 Income tax expense (benefit) (8,840) 75,219 Depreciation and amortization 98,257 102,142 EBITDA 134,110 492,943 Add: Foreign currency transaction losses(b) 18,143 11,536 Litigation settlements(c) 11,200 500 Restructuring activities losses(d) 8,026 — Transaction costs related to acquisitions(e) — 717 Minus: Property insurance recoveries for Mayfield tornado losses(f) 19,086 3,815 Net income attributable to noncontrolling interest 444 122 Adjusted EBITDA $ 151,949 $ 501,759

Source: PPC Appendix: Reconciliation of LTM Adjusted EBITDA 19 The summary unaudited consolidated income statement data for the twelve months ended March 26, 2023 (the LTM Period) have been calculated by subtracting the applicable unaudited consolidated income statement data for the three months ended March 27, 2022 from the sum of (1) the applicable audited consolidated income statement data for the year ended December 25, 2022 and (2) the applicable unaudited consolidated income statement data for the three months ended March 26, 2023. PILGRIM'S PRIDE CORPORATION Reconciliation of LTM Adjusted EBITDA (Unaudited) Three Months Ended LTM Ended June 26, 2022 September 25, 2022 December 25, 2022 March 26, 2023 March 26, 2023 (In thousands) Net income (loss) $ 362,021 $ 258,999 $ (155,042) $ 5,631 $ 471,609 Add: Interest expense, net 37,102 34,222 37,298 39,062 147,684 Income tax expense (benefit) 112,711 65,749 25,256 (8,840) 194,876 Depreciation and amortization 99,854 98,966 102,148 98,257 399,225 EBITDA 611,688 457,936 9,660 134,110 1,213,394 Add: Foreign currency transaction losses 2,758 54 16,469 18,143 37,424 Litigation settlements 8,482 19,300 5,804 11,200 44,786 Restructuring activities losses — — 30,466 8,026 38,492 Transaction costs related to acquisitions 255 — (24) — 231 Minus: Property insurance recoveries for Mayfield tornado losses — 16,182 (417) 19,086 34,851 Net income (loss) attributable to noncontrolling interest (95) 647 (66) 444 930 Adjusted EBITDA $ 623,278 $ 460,461 $ 62,858 $ 151,949 $ 1,298,546

Source: PPC Appendix: Reconciliation of EBITDA Margin 20 EBITDA margins have been calculated by taking the relevant unaudited EBITDA figures, then dividing by net sales for the applicable period. EBITDA margins are presented because they are used by management and we believe they are frequently used by securities analysts, investors and other interested parties, as a supplement to our results prepared in accordance with U.S. GAAP, to compare the performance of companies. PILGRIM'S PRIDE CORPORATION Reconciliation of EBITDA Margin (Unaudited) Three Months Ended Three Months Ended March 26, 2023 March 27, 2022 March 26, 2023 March 27, 2022 (In thousands) Net income $ 5,631 $ 280,560 0.14% 6.62 % Add: Interest expense, net 39,062 35,022 0.94% 0.83 % Income tax expense (benefit) (8,840) 75,219 (0.21) % 1.77 % Depreciation and amortization 98,257 102,142 2.35% 2.40 % EBITDA 134,110 492,943 3.22% 11.62 % Add: Foreign currency transaction losses 18,143 11,536 0.43% 0.27 % Litigation settlements 11,200 500 0.27% 0.01 % Restructuring activities losses 8,026 — 0.19% — % Transaction costs related to business acquisitions — 717 — % 0.02 % Minus: Property insurance recoveries for Mayfield tornado losses 19,086 3,815 0.46% 0.09 % Net income attributable to noncontrolling interest 444 122 0.01% — % Adjusted EBITDA $ 151,949 $ 501,759 3.64% 11.83 % Net sales $ 4,165,628 $ 4,240,395 $ 4,165,628 $ 4,240,395

Appendix: Reconciliation of Adjusted EBITDA by Segment

PILGRIM'S PRIDE CORPORATION
Reconciliation of Adjusted EBITDA
(Unaudited)

	Three Months Ended March 26, 2023				Three Months Ended March 27, 2022			
	U.S.	U.K. & Europe	Mexico	Total	U.S.	U.K. & Europe	Mexico	Total
	(In thousands)				(In thousands)			
Net income (loss)	$ (53,590)	$ 20,813	$ 38,408	$ 5,631	$ 234,467	$ (11,849)	$ 57,942	$ 280,560
Add:								
Interest expense, net[(a)]	41,365	(198)	(2,105)	39,062	35,366	582	(926)	35,022
Income tax expense (benefit)	(16,822)	5,923	2,059	(8,840)	70,858	(9,631)	13,992	75,219
Depreciation and amortization	60,237	32,277	5,743	98,257	60,392	35,555	6,195	102,142
EBITDA	31,190	58,815	44,105	134,110	401,083	14,657	77,203	492,943
Add:								
Foreign currency transaction losses (gains)[(b)]	20,313	(616)	(1,554)	18,143	13,301	(4)	(1,761)	11,536
Litigation settlements[(c)]	11,200	—	—	11,200	500	—	—	500
Restructuring activities[(d)]	—	8,026	—	8,026	—	—	—	—
Transaction costs related to acquisitions[(e)]	—	—	—	—	592	125	—	717
Minus:								
Property insurance recoveries for Mayfield tornado losses[(f)]	19,086	—	—	19,086	3,815	—	—	3,815
Net income attributable to noncontrolling interest	—	—	444	444	—	—	122	122
Adjusted EBITDA	$ 43,617	$ 66,225	$ 42,107	$ 151,949	$ 411,661	$ 14,778	$ 75,320	$ 501,759

(a) Interest expense, net, consists of interest expense less interest income.

(b) The Company measures the financial statements of its Mexico reportable segment as if the U.S. dollar were the functional currency. Accordingly, we remeasure assets and liabilities, other than nonmonetary assets, of the Mexico reportable segment at current exchange rates. We remeasure nonmonetary assets using the historical exchange rate in effect on the date of each asset's acquisition. Currency exchange gains or losses resulting from these remeasurements, as well as, from our U.K. and Europe reportable segment are included in the line item Foreign currency transaction losses in the Condensed Consolidated Statements of Income.

(c) This represents expenses recognized in anticipation of probable settlements in ongoing litigation.

(d) Restructuring charges is primarily related to restructuring initiatives at multiple production facilities throughout our U.K. and Europe reportable segment.

(e) Transaction costs related to acquisitions includes those charges that are incurred in conjunction with business acquisitions.

(f) This represents property insurance recoveries for the property damage losses incurred as a result of the tornado in Mayfield, KY in December 2021.

Source: PPC

21

Source: PPC Appendix: Reconciliation of GAAP EPS to Adjusted EPS 22 (a) Net tax impact of adjustments represents the tax impact of all adjustments shown above with the exclusion of the DOJ agreement as this item is non-deductible for tax purposes. Adjusted EPS is calculated by dividing the adjusted net income attributable to Pilgrim's stockholders by the weighted average number of diluted shares. Management believes that Adjusted EPS provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of U.S. GAAP to non-U.S. GAAP financial measures is as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted Net Income (Unaudited) Three Months Ended March 26, 2023 March 27, 2022 (In thousands, except per share data) Net income attributable to Pilgrim's $ 5,187 $ 280,438 Add: Foreign currency transaction losses 18,143 11,536 Litigation settlements 11,200 500 Restructuring activities losses 8,026 — Transaction costs related to acquisitions — 717 Minus: Property insurance recoveries for Mayfield tornado losses 19,086 3,815 Adjusted net income attributable to Pilgrim's before tax impact of adjustments 23,470 289,376 Net tax impact of adjustments(a) (4,424) (2,226) Adjusted net income attributable to Pilgrim's $ 19,046 $ 287,150 Weighted average diluted shares of common stock outstanding 237,164 244,300 Adjusted net income attributable to Pilgrim's per common diluted share $ 0.08 $ 1.18

Source: PPC Appendix: Reconciliation of GAAP EPS to Adjusted EPS 23 Adjusted EPS is calculated by dividing the adjusted net income attributable to Pilgrim's stockholders by the weighted average number of diluted shares. Management believes that Adjusted EPS provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of U.S. GAAP to non-U.S. GAAP financial measures is as follows: (a) Net tax impact of adjustments represents the tax impact of all adjustments shown above with the exclusion of the DOJ agreement as this item is non-deductible for tax purposes. PILGRIM'S PRIDE CORPORATION Reconciliation of GAAP EPS to Adjusted EPS (Unaudited) Three Months Ended March 26, 2023 March 27, 2022 (In thousands, except per share data) GAAP EPS $ 0.02 $ 1.15 Add: Foreign currency transaction losses 0.08 0.06 Litigation settlements 0.05 — Restructuring activities losses 0.03 — Transaction costs related to acquisitions — — Minus: Property insurance recoveries for Mayfield tornado losses 0.08 0.02 Adjusted EPS before tax impact of adjustments 0.10 1.19 Net tax impact of adjustments(a) (0.02) (0.01) Adjusted EPS $ 0.08 $ 1.18 Weighted average diluted shares of common stock outstanding 237,164 244,300

Source: PPC Appendix: Supplementary Selected Segment and Geographic Data 24 PILGRIM'S PRIDE CORPORATION Supplementary Selected Segment and Geographic Data (Unaudited) Three Months Ended March 26, 2023 March 27, 2022 (In thousands) Sources of net sales by geographic region of origin: U.S. $ 2,432,568 $ 2,581,208 U.K. and Europe 1,239,264 1,191,982 Mexico 493,796 467,205 Total net sales $ 4,165,628 $ 4,240,395 Sources of cost of sales by geographic region of origin: U.S. $ 2,394,239 $ 2,159,204 U.K. and Europe 1,155,071 1,152,903 Mexico 443,284 386,322 Elimination (13) (14) Total cost of sales $ 3,992,581 $ 3,698,415 Sources of gross profit by geographic region of origin: U.S. $ 38,329 $ 422,004 U.K. and Europe 84,193 39,079 Mexico 50,512 80,883 Elimination 13 14 Total gross profit $ 173,047 $ 541,980 Sources of operating income (loss) by geographic region of origin: U.S. $ (28,106) $ 355,075 U.K. and Europe 25,261 (21,640) Mexico 34,175 68,564 Elimination 13 14 Total operating income $ 31,343 $ 402,013